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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 13, 2001
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                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-23413                                           94-3123681
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  (Commission File Number)                   (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas                  78229
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 (Address of Principal Executive Offices)                  (Zip Code)


                                 (210) 949-8200
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              (Registrant's Telephone Number, Including Area Code)


             11550 I.H. 10 West, Suite 100, San Antonio, Texas 78230
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         On February 13, 2001, ILEX Oncology, Inc. issued a press release announcing its acquisition of Symphar S.A. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7 (c).  Exhibits.

         Exhibit 99.1 Press Release dated February 13, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ILEX ONCOLOGY, INC.



                                               By /s/ Gregory L.  Weaver
                                                 -----------------------------
                                                  Gregory L.  Weaver
                                                  Vice President and
                                                  Chief Financial Officer


DATE: February 13, 2001




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                                 EXHIBIT INDEX



EXHIBIT
  NO.         DESCRIPTION
-------       -----------
 99.1         Press Release dated February 13, 2001